UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 27, 2013

ALLIED NEVADA GOLD CORP.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-33119	20-5597115
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9790 Gateway Drive, Suite 200 Reno, Nevada	89521
(Address of principal executive offices)	(Zip Code)

(775) 358-4455

(Registrant’s Telephone Number, Including Area Code)

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In a press release issued on March 27, 2013 (the “Press Release”), Allied Nevada Gold Corp. (the “Company”) announced that effective on such date, Bob Buchan, the Company’s current Executive Chairman of the Board, replaced Scott Caldwell as President and Chief Executive Officer. Mr. Buchan will also remain as Executive Chairman of the Board.

Mr. Buchan, age 65, has over 35 years of experience in the mining sector with a solid track record of identifying, acquiring and then subsequently managing the resource definition and development of international mineral resources. Mr. Buchan has served as Executive Chairman of the Company since June 2007 when he founded the Company. Mr. Buchan previously founded Kinross Gold Corporation in 1993 and as its Chief Executive Officer, from 1993 to 2005, was instrumental in transforming Kinross from a newly formed company into one of the world’s fastest growing gold producers. Mr. Buchan retired as President and Chief Executive Officer of Kinross in March 2005 to focus on mineral assets in the Democratic Republic of Congo. He was one of the founders, a director and non-executive Chairman of Katanga Mining Limited. Mr. Buchan holds a degree in Mining Engineering from Heriot-Wall University in Edinburgh (1969) and a Masters of Science in Mineral Economics from Queen’s University (1971).

Mr. Caldwell will not stand for election as a director of the Company at the 2013 Annual Meeting of the Company to be held on May 2, 2013 although he is listed as a nominee in the Company’s Proxy Statement for such Annual Meeting dated March 15, 2013. As stated in the Proxy Statement, if any nominee becomes unable to stand for election, each proxy will be voted for a substitute designated by the Board of Directors or, if no substitute is designated by the Board of Directors prior to or at the 2013 Annual Meeting, the Board of Directors will act to reduce the membership of the Board of Directors to the number of individuals nominated.

A copy of the Press Release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

99.1	Press release of Allied Nevada Gold Corp. dated March 27, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 28, 2013	Allied Nevada Gold Corp.

	By:	/s/ Stephen M. Jones
Stephen M. Jones
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press release of Allied Nevada Gold Corp. dated March 27, 2013.

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